PROXY STATEMENT PURSUANT TO SECTION 14(a)
               OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as
        permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        AMERISERV FINANCIAL, INC.
         (Name of Registrant as Specified in its Charter)

________________________________________________________________
             (Name of Person(s) Filing Proxy Statement
                    if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No Fee Required
[ ]     Fee computed on table below per Exchange Act
        Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

_______________________________________________________________

     2) Aggregate number of securities to which transaction applies:

________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

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     4)  Date Filed:

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                           AMENDMENT TO

                    AmeriServ Financial Corp.

             Notice of Annual Meeting of Shareholders
                               And
                         Proxy Statement


This amendment is being filed to change the language on AmeriServ Financial Corp.'s (the "Company") proxy card filed with the Company's Notice of Annual Meeting of Shareholders and Proxy Statement on March 10, 2003. The previously filed proxy card contained the following underlined language:

IN ABSENCE OF A CONTRARY DIRECTION, THE SHARES REPRESENTED SHALL
BE VOTED IN FAVOR OF ITEM 1, AGAINST ITEM 2 AND IN THE BEST
JUDGMENT OF THE PERSONS NAMED IN THIS PROXY WITH RESPECT TO
ITEM 3.


The proxy card is amended as indicated by the underlined language to read as follows:

IN ABSENCE OF A CONTRARY DIRECTION, THE SHARES REPRESENTED SHALL
BE VOTED IN FAVOR OF ITEM 1 AND ITEM 2 AND IN THE BEST JUDGMENT
OF THE PERSONS NAMED IN THIS PROXY WITH RESPECT TO ITEM 3.